EXHIBIT 32.1
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                    Certification pursuant to 18 U.S.C. 1350,
      as adopted pursuant to Section 906 of the Sarbanes-Oxley act of 2002
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In connection with the accompanying Form 10-KSB of ZAP for the year ended
December 31, 2005, Steven M. Schneider, Director and Chief Executive Officer of ZAP, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

       (1) such Form 10KSB of ZAP for the year ended December 31, 2005, fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange of 1934; and

       (2) the information contained in such Form 10-KSB of ZAP for the year ended December 31, 2005, fairly presents, in all material respects, the financial condition and results of operations of ZAP.







Date:  March 31, 2006                  By: /s/ Steve Schneider
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                                           Steve Schneider
                                           Director and
                                           Chief Executive Officer